UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Uniti Group Inc. (the “Company”), the Company’s stockholders approved an increase in the number of shares available for issuance under the Uniti Group Inc. 2015 Equity Incentive Plan (the “Long-Term Incentive Plan”) and an extension of its term. A summary of the material terms of the Long-Term Incentive Plan is set forth on pages 19 through 24 of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2023 (the “Proxy Statement”). The summary and the foregoing description of the Long-Term Incentive Plan are qualified in their entirety by reference to the text of the Long-Term Incentive Plan, which is incorporated herein by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held virtually on May 25, 2023 at 8:00 a.m. (Eastern time) at www.virtualshareholdermeeting.com/UNIT2023. During the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Proxy Statement. The voting results for each of the proposals are as follows.

1.	Election of Directors. The five director nominees named in the Proxy Statement were elected to the Company’s Board of Directors by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Jennifer S. Banner	162,864,210	6,931,289	665,534	37,121,252
Scott G. Bruce	162,399,124	7,354,765	707,144	37,121,252
Francis X. (“Skip”) Frantz	160,740,104	9,050,791	670,138	37,121,252
Kenneth A. Gunderman	159,907,975	9,877,985	675,073	37,121,252
Carmen Perez-Carlton	163,707,134	6,079,494	674,405	37,121,252

2.	Approval of an Increase in the Number of Shares Available for Issuance under the Long-Term Incentive Plan and an Extension of its Term. The stockholders approved an increase of 8,000,000 shares in the number of shares available for issuance under the Long-Term Incentive Plan and an extension of its term by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
156,206,621	13,529,873	724,539	37,121,252

3.	Advisory Vote to Approve Executive Compensation. The stockholders approved an advisory non-binding resolution approving the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
153,437,485	16,112,182	911,366	37,121,252

4.	Ratification of KPMG LLP as the Company’s Independent Registered Public Accountant. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accountant for 2023 by the following votes:

Votes For	Votes Against	Votes Abstained
202,198,127	4,522,709	861,449

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Uniti Group Inc. 2015 Equity Incentive Plan, as amended and restated April 11, 2023 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023 (File No. 001-36708))
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITI GROUP INC.

By:	/s/ Daniel L. Heard
Name:	Daniel L. Heard
Title:	Executive Vice President – General Counsel and Secretary

May 26, 2023